EXHIBIT 21.1

BOYD GAMING CORPORATION

Significant Subsidiaries:

California Hotel and Casino

d.b.a. California Hotel and Casino

d.b.a. Sam’s Town Hotel, Gambling Hall and Bowling Center

(State of Incorporation or Organization) Nevada

(IRS Employer Identification Number) 88-0121743

Boyd Tunica, Inc.

d.b.a. Sam’s Town Hotel and Gambling Hall

(State of Incorporation or Organization) Mississippi

(IRS Employer Identification Number) 64-0829658

Boyd Kenner, Inc.

(State of Incorporation or Organization) Louisiana

(IRS Employer Identification Number) 88-0319489

Mare-Bear, Inc.

d.b.a. Stardust Resort and Casino

(State of Incorporation or Organization) Nevada

(IRS Employer Identification Number) 88-0203692

Sam-Will, Inc.

d.b.a. Fremont Hotel and Casino

(State of Incorporation or Organization) Nevada

(IRS Employer Identification Number) 88-0203673

Eldorado, Inc.

d.b.a. Eldorado Casino

d.b.a. Jokers Wild Casino

(State of Incorporation or Organization) Nevada

(IRS Employer Identification Number) 88-0093922

MSW, Inc.

d.b.a. Main Street Station Hotel, Casino and Brewery

(State of Incorporation or Organization) Nevada

(IRS Employer Identification Number) 88-0310765

Par-A-Dice Gaming Corporation

d.b.a. Par-A-Dice Hotel Casino

(State of Incorporation or Organization) Illinois

(IRS Employer Identification Number) 37-1268902

Boyd Louisiana L.L.C.

(State of Incorporation or Organization) Nevada

(IRS Employer Identification Number) 86-0880651

Treasure Chest Casino, LLC.

d.b.a. Treasure Chest Casino

(State of Incorporation or Organization) Louisiana

(IRS Employer Identification Number) 72-1248550

Blue Chip Casino, LLC.

d.b.a. Blue Chip Casino

(State of Incorporation or Organization) Indiana

(IRS Employer Identification Number) 35-2087676

Boyd Indiana, Inc.

(State of Incorporation or Organization) Indiana

(IRS Employer Identification Number) 88-0310766

Boyd Atlantic City, Inc.

(State of Incorporation or Organization) New Jersey

(IRS Employer Identification Number) 93-1221994

California Hotel Finance Co.

(State of Incorporation or Organization) Nevada

(IRS Employer Identification Number) 88-0217850

Boyd Louisiana Racing, Inc.

(State of Incorporation or Organization) Louisiana

(IRS Employer Identification Number) 88-0494602

Boyd Racing, L.L.C.

d.b.a. Delta Downs Racetrack and Casino

(State of Incorporation or Organization) Louisiana

(IRS Employer Identification Number) 91-2121472